-------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  July 29, 1999


                              ACE Securities Corp.
             (Exact Name of Registrant as Specified in its Charter)



          Delaware               333-56213                       56-2088493
State or Other Jurisdiction     (Commission                  (I.R.S. Employer
     Of Incorporation)          File Number)                Identification No.)



6707 Fairview Road, Suite D
 Charlotte, North Carolina                                        28210
  (Address of Principal                                          (Zip Code)
   Executive Offices)


       Registrant's telephone number, including area code: (704) 365-0569


                                    No Change
          (Former Name or Former Address, if Changed Since Last Report)





Item 5.  Other Events(1)


         Attached as Exhibit 99.1 to this Current Report, Ace Securities Corp. (the "Company") is filing an opinion regarding the legality of the securities being offered and regarding tax matters with the Securities and Exchange Commission as an exhibit to the Company's Registration Statement on Form S-3 (File No. 333-56213).


Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                  99.1 Opinion of Brown & Wood LLP , regarding the legality of the securities being offered and regarding tax matters

----------------------

(1) Capitalized terms used but not otherwise defined herein shall have the same meaning ascribed to them in the Prospectus.




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ACE SECURITIES CORP.



                                      By:  /s/ Elizabeth Eldridge
                                         Name: Elizabeth Eldridge
                                         Title: Vice President



Dated:  August 2, 1999




                                  EXHIBIT INDEX


Exhibit No.              Description                                  Page No.


99.1                     Opinion of Brown & Wood LLP ,
                         regarding the legality of the securities
                         being offered and regarding tax matters            6






                    EXHIBIT 99.1 OPINION OF BROWN & WOOD LLP











                                  July 28, 1999


ACE Securities Corp.
6525 Morrison Boulevard, Suite 318
Charlotte, North Carolina  28211

     Re: ACE Securities Corp. Registration Statement on Form S-3 (File No. 333-56213)

Ladies and Gentlemen:

     We have acted as counsel for ACE Securities Corp., a Delaware corporation (the "Company"), in connection with the offering of the Company's Home Equity Loan Trust 1999-LB2 Pass-Through Certificates, Class A, Class M1, Class M2 and Class B Certificates (the "Securities"). The Securities have been registered pursuant to the Securities Act of 1933, as amended (the "Act"), by means of a Registration Statement of the Company on Form S-3 (File No. 333-56213), which was declared effective by the Securities and Exchange Commission on October 13, 1998 (the "Registration Statement"). The Securities will be offered pursuant to a prospectus, dated July 26, 1999, as supplemented by a prospectus supplement dated July 28, 1999 (collectively, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Exchange Act of 1934, as amended. As set forth in the Registration Statement, the Securities will be issued under and pursuant to the conditions of a pooling and servicing agreement dated as of July 1, 1999 (the "Agreement"), among the Company, The Bank of New York, as trustee (the "Trustee") and Long Beach Mortgage Company, as servicer (the "Servicer").

     Capitalized terms used but not defined herein have the meanings assigned to them in the Agreement.

     We have examined copies of the Company's Certificate of Incorporation, the Company's By-laws, the Agreement, the Securities and such other records, documents and statutes as we have deemed necessary for purposes of this opinion.

     Based upon the foregoing, we are of the opinion that:

          (1) The Agreement has been duly and validly authorized by all necessary action on the part of the Company, and when the Agreement has been duly executed and delivered by the Company, the Servicer and the Trustee, the Agreement will constitute a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws relating to or affecting creditors' rights generally or by general equity principles;

          (2) The Securities have been duly authorized by all necessary action on the part of the Company, and when the Securities have been duly executed and authenticated by the Trustee in accordance with the terms of the Agreement and issued and delivered against payment therefor as described in the Registration Statement, the Securities will be legally and validly issued, fully paid and nonassessable, and the holders thereof will be entitled to the benefits of the Agreement;

          (3) The statements under the caption "Material Federal Income Tax Considerations" in the Prospectus insofar as such statements constitute conclusions of law, are true and correct in all material respects as set forth therein; and

          (4) Under existing law, assuming a REMIC election is made and assuming compliance with all provisions of the Agreement, for federal income tax purposes, the Trust Fund, exclusive of the Basis Risk Reserve Fund, will qualify as a "real estate mortgage investment conduit" ("REMIC") pursuant to Section 860D of the Internal Revenue Code of 1986, as amended (the "Code"); each of the Certificates, other than the Class R Certificate, will evidence ownership of REMIC "regular interests" in the REMIC within the meaning of Section 860G(a)(1) of the Code and the Class R Certificate will be designated as the sole class of "residual interest" in the REMIC within the meaning of Section 860G(a)(2) of the Code; the Basis Risk Reserve Fund is an "outside reserve fund" that is beneficially owned by the holder of the Class R Certificate; the rights of the holders of the Certificates, other than the Class R Certificates, to receive payment of any Basis Risk Shortfall from the Basis Risk Reserve Fund represent, for federal income tax purposes, an interest in an interest rate cap contract.

     In rendering the foregoing opinions, we express no opinion as to the laws of any jurisdiction other than the laws of the State of New York (excluding choice of law principles therein) and the federal laws of the United States of America.

     We hereby consent to the filing of this letter and to the references to this firm under the headings "Legal Matters" and " Material Federal Income Tax Consequences" in the Prospectus, without implying or admitting that we are "experts" within the meaning of the Act or the rules and regulations of the Securities and Exchange Commission issued thereunder, with respect to any part of the Prospectus.

                                     Very truly yours,

                                                   /s/ Brown & Wood LLP